SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 18     -     SUBSEQUENT EVENTS

On January 30, 2025, the Company completed its acquisition of all of the outstanding common stock of Sentronics Metrology GmbH, a provider of wafer metrology tools for backend semiconductor fabrication. The Company’s total consideration is expected to be approximately $60 million in cash.

During the year ended December 31, 2024 the Company recognized $917 of acquisition-related costs in the consolidated statements of operations under general and administrative expenses.

Due to the timing of the transaction closing date, the initial accounting for the business combination is incomplete and the purchase price allocation is considered preliminary. As a result, the Company is unable to provide the amounts recognized as of the acquisition date for the major classes of assets acquired and liabilities assumed, including the information required for valuation of intangible assets and goodwill. The Company expects to finalize the purchase price allocation valuation as soon as practicable, but no later than one year from the acquisition date.